UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                October 10, 2003
                Date of report (date of earliest event reported)




                              QUADRAMED CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


    Delaware                       0-21031                       52-1992861

(State or Other            (Commission File Number)            (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)



12110 SUNSET HILLS ROAD, RESTON, VA                                   20190
(Address of Principal Executive Offices)                           (Zip Code)

                                 (703) 709-2300
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  Other Items.
         -----------

QuadraMed Corporation ("QuadraMed") released a press release on October 10, 2003 and distributed a letter to employees and customers providing an update regarding the status of the ongoing SEC investigation



ITEM 7.  Exhibit.
         -------

         Exhibit No.               Description
         ----------                -----------

          99.1 QuadraMed Press Release dated October 10, 2003 entitled, "Quadramed Provides Update on SEC Investigation"

          99.2   QuadraMed Letter to Employees dated October 13, 2003

          99.3 Preliminary Draft - QuadraMed Letter to Customers dated October 13, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    October 13, 2003              QUADRAMED CORPORATION


                                       By:  /s/ John C. Wright
                                          --------------------------
                                                John C. Wright
                                                Executive Vice President
                                                and Corporate Secretary





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